                                                                  EXHIBIT 10.8

                     BERINGER WINE ESTATES HOLDINGS, INC.


              AMENDED AND RESTATED STOCKHOLDERS RIGHTS AGREEMENT

                             AND VOTING AGREEMENT


          THIS AMENDED AND RESTATED STOCKHOLDERS RIGHTS AGREEMENT AND VOTING AGREEMENT (this "Agreement") is entered into as of June 7, 1996, by and among the Company and each of the other parties executing a counterpart signature page hereof.

                                   RECITALS:
                                   --------

          WHEREAS, SPAC has issued shares of Preferred Stock and Common Stock to certain of the Stockholders pursuant to a Subscription Agreement, dated as of December 29, 1995, and amended as of January 16, 1996 (the "Subscription Agreement");

          WHEREAS, TPG has sold shares of SPAC Common Stock and SPAC has issued shares of Preferred Stock to certain of the Stockholders pursuant to a Securities Purchase Agreement, dated as of January 16, 1996 (the "TPG Securities Purchase Agreement");

          WHEREAS, WWE has issued Senior Subordinated Notes and SPAC has issued Warrants to certain of the Stockholders pursuant to a Securities Purchase Agreement, dated as of January 16, 1996, as amended (the "Note Purchase Agreement");

          WHEREAS, SPAC has issued shares of Preferred Stock and Common Stock to certain of the Stockholders pursuant to Securities Purchase Agreements, dated as of January 16, 1996 (the "Management Securities Purchase Agreements");

          WHEREAS, SPAC has issued shares of Class B Common Stock to certain of the Stockholders pursuant to a Securities Purchase Agreement, dated as of March 29, 1996 (the "March 1996 Securities Purchase Agreement");

          WHEREAS, SPAC and certain of the Stockholders entered into a Shareholder Rights Agreement and Voting Agreement, dated as of January 1, 1996 (the "Original Agreement");

          WHEREAS, SPAC and the Stockholders have entered into an Amended and Restated Shareholder Rights Agreement and Voting

Agreement, dated as of January 16, 1996 (the "Amended Agreement"); and

          WHEREAS, SPAC is being reincorporated as a Delaware corporation and, in connection therewith, the Stockholders wish to amend and restate the Amended Agreement and to enter into this Agreement with the Company.

                                   AGREEMENT:
                                   ---------

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement and in the Subscription Agreement, the parties hereby mutually agree to amend and restate the Amended Agreement as follows:

          1.  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms shall have the following respective meanings:

          "Affiliate" of a person shall mean any person, controlling, controlled
           ---------
by, or under the common control of such person.

          "Certificate" shall mean the Certificate of Incorporation of the
           -----------
Company, as amended from time to time.

          "Change of Control Transaction" shall mean a transaction, approved by
           -----------------------------
TPG, in which all of the business, stock or assets of the Company are sold to a party which is not an Affiliate of TPG or part of a group (as defined in Section 13(d)(3) of the Exchange Act) including TPG in an arm's-length transaction in which the form and amount of consideration per share, if any, payable to the holders of Preferred Stock or Common Stock is distributed pro rata based on ownership of the Common Stock, and in which the other significant terms of the transaction (including, but not limited to, indemnification or escrow arrangements) apply, in all material respects, equally to TPG Stockholders and to the other stockholders. The assumption of TPG of greater liability, in a Change of Control Transaction, shall be deemed to constitute equal treatment.
If any holders of Common Stock are given an option as to the form and amount of consideration to be received, all holders must be given the same option. A Change of Control Transaction may take the form of a sale of all of the outstanding voting stock of the Company, a merger or consolidation in which the holders of the outstanding voting stock of the Company before the transaction do not own a majority of the outstanding voting stock of the combined entity, a sale of all or substantially all the assets of the Company or a reorganization in which a third party will acquire all the voting power of the Company. The approval by TPG of a proposed Change of Control Transaction shall be effective to trigger all rights and obligations arising out of a Change of Control Transaction.

          "Class A Common Stock" shall mean the Company's Class A Common Stock,
           --------------------
par value $.0001 per share, then outstanding.

          "Class B Common Stock" shall mean the Company's Class B Common Stock,
           --------------------
par value $.0001 per share, then outstanding.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean, collectively, the Company's Class A Common
           ------------
Stock and Class B Common Stock then outstanding.

          "Company" shall mean Beringer Wine Estates Holdings, Inc., a Delaware
           -------
corporation and its successors and assigns.

          "Crescent" shall mean, collectively, Crescent/Mach I Partners, L.P., a
           --------
Delaware limited partnership, TCW/Crescent Mezzanine Partners, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust, a Delaware Business Trust, and State Treasurer of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System, and Michigan Judges Retirement System and such persons to whom Crescent may Transfer Securities in a manner permitted by this Agreement.

          "Crescent Initiating Holders" shall mean, with respect to any
           ----------------------------
registration requested by Crescent, any Holder or Holders of a majority of the then outstanding Registrable Securities held by Crescent.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "March 1996 Securities Purchase Agreement" shall mean the Securities
           ----------------------------------------
Purchase Agreement, dated as of March 29, 1996, pursuant to which the Company has sold 472,500 shares of Class B Common Stock to Crescent, New York Life, the Principals, SEP, TPG, TPGI and Wine World Equity Partners, L.P.

          "Holder" or "Holders" shall mean any person listed on Exhibit A hereto
           ------      -------
holding Securities or Registrable Securities and any person holding Securities or Registrable Securities to whom the registration rights under this Agreement have been transferred in accordance with Section 4.10.

          "New York Life" shall mean New York Life Insurance Company and such
           -------------
persons to whom New York Life may Transfer Securities in a manner permitted by this Agreement.

          "New York Life Initiating Holders" shall mean, with respect to any
           ---------------------------------
registration requested by New York Life, any Holder or Holders of a majority of the then outstanding Registrable Securities held by New York Life.

          "Note Purchase Agreement" shall mean the Securities Purchase
           -----------------------
Agreement, dated as of January 16, 1996, entered into between WWE, SPAC, the Purchasers and the Guarantor as defined in such Agreement.

          "Options" shall mean the options to purchase Common Stock granted to
           -------
the Principals and the management of the Company pursuant to Sections 6.4 and
6.6 of the Subscription Agreement.

          "Preferred Stock" shall mean shares of the Company's Series A Non-
           ---------------
Voting Pay-in-Kind Preferred Stock.

          "Principals" shall mean E. Michael Moone, C. Richard Lemon, David I.
           ----------
Freed and George A. Vare.

          "Purchaser Registrable Securities" shall mean: (i) any of the shares
           --------------------------------
of Common Stock sold by TPG to the Purchasers pursuant to the TPG Securities Purchase Agreement or sold by the Company to the Purchasers pursuant to the March 1996 Securities Purchase Agreement; (ii) any of the shares of Class B Common Stock issuable upon exercise of Warrants (as defined in the Note Purchase Agreement); and (iii) any securities issued or issuable with respect to such Common Stock of the Company referred to in clauses (i) and (ii) immediately above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise. As to any particular Purchaser Registrable Securities, such securities will cease to be Purchaser Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act or any successor rule. The foregoing notwithstanding, a security will not cease to be a Purchaser Registrable Security until all stop transfer instructions and notations and restrictive legends with respect to such security have been lifted or removed. For purposes of this Agreement, a Person will be deemed to be a Holder whenever such Person has the right to acquire directly or indirectly such Purchaser Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Purchasers" shall mean New York Life and Crescent and shall include
           ----------
those persons to whom such persons may Transfer Securities in a manner permitted by this Agreement.

          "Qualified IPO" shall mean a sale by the Company of Common Stock in an
           -------------
underwritten (firm commitment) public offering registered under the Securities Act of 1933, with gross proceeds to the Company of not less than $50 million, resulting in the listing of the Company's Common Stock on a nationally recognized stock exchange, including without limitation, the NASDAQ National Market System.

          The terms "register," "registered," and "registration" refer to a
                     --------    ----------        ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" shall mean (x) shares of Common Stock (i)
           ----------------------
issued or issuable upon conversion of the Class A Common Stock or exercise of the Options, (ii) issued or issuable to the Stockholders pursuant to the Subscription Agreement or the Securities Purchase Agreements, (iii) issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person in a transaction, including a transaction pursuant to a registration statement under this Agreement or a transaction pursuant to Rule 144, in which rights under this Agreement are not transferred in accordance with Section 4.10, and (y) to the extent not duplicative, the Purchaser Registrable Securities.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 4.1, 4.2 and 4.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders and Other Holders (as defined in Section 4.3(a)), blue sky fees and expenses, and accounting and auditing expenses including the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding Selling Expenses).

          "registration statement" means a registration statement under the
           ----------------------
Securities Act of the Company that covers any Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus, all amendments and supplements to such registration statement, including pre-effective and post-effective amendments, all exhibits thereto and material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Securities" shall mean shares of Preferred Stock, Class A Common
           ----------
Stock, Class B Common Stock, Warrants and Options and shall not include Senior Subordinated Debt, except as specifically otherwise provided.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Securities Purchase Agreements" shall mean, collectively, the Note
           ------------------------------
Purchase Agreement, the Management

Securities Purchase Agreements, the TPG Securities Purchase Agreement, the March 1996 Securities Purchase Agreement and the Securities Purchase Agreements by and between the Company and certain members of management, pursuant to which the Company intends to issue an additional $1,500,000 worth of Securities.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale.

          "Senior Subordinated Debt" shall mean the 12-1/2% Senior Subordinated
           ------------------------
Notes issued by WWE pursuant to the Note Purchase Agreement and any securities issued in exchange therefor or in refinancing thereof.

          "Silverado Initiating Holders" shall mean, with respect to any
           ----------------------------
registration requested by the Silverado Stockholders, any Holder or Holders of the lesser of (i) at least 75% of the Registrable Securities held by the Silverado Stockholders or (ii) $5,000,000 of Registrable Securities (determined by reference to the public or fair market value of those shares proposed to be registered.

          "Silverado Securities" shall mean the Preferred Stock, Common Stock
           --------------------
and Options owned by the Silverado Stockholders.

          "Silverado Stockholders" shall mean the Principals and Silverado
           ----------------------
Equity Partners, L.P., a Delaware limited partnership ("SEP") and persons to whom the Principals or SEP may Transfer Securities subject to this Agreement.

          "SPAC" shall mean Silverado Partners Acquisition Corp., a California
           ----
close corporation which is the predecessor of the Company.

          "Stockholders" shall mean each person who has executed this Agreement
           ------------
and each person who is required to become a party to this Agreement in the future in accordance with the terms hereof.

          "TPG Initiating Holders" shall mean, with respect to any registration
           ----------------------
requested by the TPG Stockholders, any Holder or Holders of not less than 25% of the then outstanding Registrable Securities held by the TPG Stockholders.

          "TPG Stockholders" shall mean TPG and its Affiliates (including Wine
           ----------------
World Equity Partners, L.P., a Delaware limited partnership) and those persons to whom they may Transfer Securities subject to this Agreement.

          "TPG" shall mean TPG Partners, L.P., a Delaware limited partnership
           ---
and its Affiliates.

          "TPGI" shall mean TPG Parallel I, L.P., a Delaware limited partnership
           ----
and its Affiliates.

          "Transfer" means a sale, assignment, encumbrance, gift, pledge,
           --------
hypothecation or other disposition of Securities or any interest therein.

          "Warrants" shall mean those Warrants issued pursuant to the Note
           --------
Purchase Agreement and the related Warrant Agreement.

          "WWE" shall mean Wine World Estates Company, a Delaware corporation
           ---
and a wholly-owned subsidiary of the Company.

          2.  Transferability.
              ---------------

              2.1  Restrictions on Transferability.
                   -------------------------------

              (a) The Securities issuable pursuant to the Subscription Agreement, the Securities Purchase Agreements or upon exercise of the Options and Warrants, shall not be Transferred except upon compliance with the provisions of the Securities Act and this Agreement, and any attempted Transfer other than in accordance with the terms hereof is void ab initio and transfers
                                                       ---------
no right, title or interest in or to such securities, whether now owned or hereafter acquired, to the purported transferee, buyer, donee, assignee or encumbrance holder.

              (b) Each of the Principals agrees that he will not Transfer any Silverado Securities without TPG's prior approval until the earlier of January 16, 1999 or the closing of a Qualified IPO, except for Transfers permitted under
Section 2.5. Any such permitted Transfer shall be done pursuant to the terms of this Agreement and each transferee shall become subject to the restrictions of this Section 2.1(b) as if he were a Principal. Each party to this Agreement will cause any proposed transferee (other than a transferee of securities sold pursuant to a registration statement or pursuant to Rule 144 under the Securities Act) of the Securities (or of the Common Stock which may be issued upon conversion of the Class A Common Stock or the exercise of the Options and Warrants) to agree in writing to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

          2.2  Right of First Offer.  In the event any Stockholder desires to
               --------------------
Transfer any Securities other than pursuant to Section 2.5 (after January 16, 1999 with respect to Transfers by a Silverado Stockholder), the other Stockholders shall have a right of first offer. Such right of first offer shall be implemented pursuant to the terms of Section 3.

          2.3  Restrictive Legend.  Each certificate representing the Securities
               ------------------
that is held by a party hereto shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR IN COMPLIANCE WITH RULE 144 OR PURSUANT TO ANOTHER EXEMPTION THEREFROM. THE SECURITIES ARE ALSO SUBJECT TO PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND A STOCKHOLDERS RIGHTS AGREEMENT AND VOTING AGREEMENT, WHICH CONTAIN RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST OFFER, CO-SALE AND BRING-ALONG PROVISIONS AND A VOTING AGREEMENT. COPIES OF THE CERTIFICATE AND THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY."

          2.4  Notice of Proposed Transfers; Securities Law Compliance.  Prior
               -------------------------------------------------------
to any proposed Transfer of any Securities, unless there is in effect a registration statement under the Securities Act covering the proposed Transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail, and shall be accompanied, unless the Board of

Directors of the Company otherwise approves, by either (i) a written opinion of legal counsel (which may be internal counsel) who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed Transfer may be effected without registration under the Securities Act, (ii) a "no action" letter from the staff of the Commission to the effect that the distribution of such securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Securities shall be entitled to Transfer such securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, the requirements of clauses (i), (ii), or (iii) above need not be satisfied with respect to the following transactions: (A) Transfers by a Holder which is a partnership to a general partner, limited partner or employee of such partnership; and (B) Transfers by a Holder to an Affiliate of such Holder. In addition, Transfers made by a Stockholder that is a state sponsored employee benefit plan to a successor trust or fiduciary or pursuant to a statutory reconstitution shall be expressly permitted, and the requirements of clauses
(i), (ii) or (iii) need not be satisfied.

          2.5  Permitted Transfers.  Subject to compliance with the applicable
               -------------------
provisions of the Securities Act and Sections 2.1(b) and 2.4, the following Transfers may be made without complying with Section 3 or Section 7, subject to the transferee agreeing in writing to be bound by the terms of this Agreement to the same extent as if such transferee were a party hereto and subject to any conditions set forth below: (i) Transfers described in clauses (A) and (B) or the last sentence of Section 2.4 hereof; (ii) Transfers upon death of an individual Stockholder to such Stockholder's heirs, executors, administrators, testamentary trustees, legatees or beneficiaries; (iii) Transfers by present or future management Stockholders to the Company upon termination of employment, pursuant to agreements permitting the Company to make such repurchases approved by the Board of Directors of the Company; (iv) Redemptions or repurchases of the Preferred Stock permitted, required, or contemplated by the Certificate or this Agreement, respectively; (v) Transfers contemplated by Sections 6 and 7 hereof; (vi) subject to Section 2.1, Transfers (other than by TPG or its Affiliates) approved by a majority of the Board of Directors who are not Affiliates of the transferor or transferee; (vii) Transfers by an individual Stockholder by gift to his or her spouse or to the siblings, lineal descendants, or ancestors of such individual or his or her spouse or to a trustee of any trust of which such person or persons is/are beneficiaries, if, in the case of a Transfer to a trust, the Transferor retains voting rights with respect to the Securities being transferred; (viii) Transfers by the TPG Stockholders pursuant to the TPG Securities Purchase Agreement; (ix) pledges of the Securities held by Crescent/MACH I Partners, L.P. ("Mach I") to a trustee for the benefit of secured noteholders pursuant to documents relating to the financing of Mach I; or (x) Transfers pursuant to an effective registration statement under the Securities Act.

          3.  Rights of First Offer.
              ---------------------

              3.1  First Offer Rights.  A Stockholder (following January 16,
                   ------------------
1999 with respect to a Silverado Stockholder) may Transfer Preferred Stock, Common Stock or Warrants, except as permitted in Section 2.5 hereof, only for a cash purchase price (and/or a promissory note) and only in compliance with the provisions of this Section 3. A Stockholder desiring to Transfer Securities in compliance with this Section 3 (a "Selling Stockholder") shall first deliver written notice to the Company (hereinafter referred to as the "Notice of Offer") which Notice of Offer shall specify (i) the number of Securities owned by the Selling Stockholder which such Selling Stockholder wishes to sell (the "Offered Securities"); (ii) the proposed cash purchase price (including the terms of any promissory note) for the Offered Securities (the "Offer Price"); and (iii) all other terms and conditions of the offer. The Company shall promptly deliver a copy of the Notice of Offer and the related documents to all other Stockholders. The Notice of Offer shall constitute an irrevocable offer by the Selling Stockholder to sell to the other Stockholders the Offered Securities at the Offer Price for cash (including amounts payable under any promissory notes, discounted as set forth below) under the same terms and conditions contained in the Notice of Offer. For purposes of any computation of value made under this
Section 3, the present value of any amount to be paid in the future shall be determined by discounting such amount to present value using an interest rate of 15%.

          3.2  Stockholder Notice.  Within 20 days following the receipt by the
               ------------------
Company of the Notice of Offer, each other Stockholder desiring to purchase any of the Offered Securities shall notify the Selling Stockholder as to the number of Offered Securities, if any, that it is electing to purchase (such notification shall be referred to hereinafter as the "Stockholder Acceptance"). The Stockholder Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Stockholder the number of Offered Securities set forth in such Stockholder Acceptance (or such lesser amount as a result of any reduction required). It is the agreement of the parties that the other Stockholders as a group shall purchase all or none of the Offered Securities (including any related Senior Subordinated Debt) unless the Selling Stockholder elects to permit the other Stockholders to purchase less than all of the Offered Securities. If the number of Offered Securities is less than the total number included in all Stockholder Acceptances, then the number of Offered Securities shall be allocated as nearly as practicable among each Stockholder who elected to purchase Offered Securities in the proportion that the number of shares of Common Stock held by such Stockholder bears to the total number of shares of Common Stock outstanding (for purposes of these calculations, all outstanding Options and Warrants shall be deemed to have been exercised) held by all other Stockholders electing to purchase Offered Securities. Each Stockholder shall have a right of over-subscription such that if any Stockholder having a similar right fails to exercise such right to purchase its pro rata portion of the Offered Securities, the Company shall promptly notify the other Stockholders and such Stockholders may purchase the non-purchasing Stockholder's portion on a pro rata basis, within five days of the date of the Company's notice. Notwithstanding anything contained herein to the contrary, solely for purposes of this Section 3, if a Selling Stockholder offers Senior Subordinated Debt as part of a strip of securities to be sold together with the Offered Securities, then a Stockholder Acceptance must include a pro rata share of such Senior Subordinated Debt; provided, however, if such offer is not accepted, the Selling Stockholder must include the offered Senior Subordinated Debt in any permitted Transfer of the Offered Securities during the 90-day period referred to in
Section 3.3.

          3.3  Sale by Selling Stockholder.  If the other Stockholders do not
               ---------------------------
deliver sufficient Stockholder Acceptances within 20 days following the Company's receipt of the Notice of Offer providing for the purchase by such Stockholders of all of the Offered Securities, the Selling Stockholder (a) shall be under no obligation to sell any of the Offered Securities to the other Stockholders, unless the Selling Stockholder so elects,
(b) may, within a period of 90 days from the expiration of the 20-day period referred to above, date of the Notice of Offer, sell all, but not less than all, the Offered Securities (including the related Senior Subordinated Debt, if any) to one or more third parties (each a "Third Party Transferee"), for cash (and/or promissory notes) at a price per share not less than 95% of the Offer Price (provided that, if the sale to one or more third parties is 85% or more, but less than 95%, of the Offer Price the Selling Stockholder shall advise the other Stockholders of such lower price and the other Stockholders shall have five (5) days to decide whether to purchase the Offered Securities at the lower Offer Price) and on such other terms and conditions as are no more favorable to the proposed Third Party Transferee than those specified in the Notice of Offer; provided, however, that if there is more than one Third Party Transferee, the Selling Stockholder in good faith must obtain binding and definitive commitments to purchase all the Offered Securities within such 90-day period before any sale to a Third Party Transferee of the Offered Shares may take place. Upon any such sale, the Third Party Transferee of such Securities shall execute an agreement in form and substance satisfactory to the Company and pursuant to which such Third Party Transferee agrees that the Securities it acquired from the Selling Stockholder are subject to the provisions of this Agreement. Any Third Party Transferee to whom Securities are transferred pursuant to and in compliance with this Section 3.3 shall, upon consummation of such transfer, be deemed a Stockholder. If the Selling Stockholder does not complete the sale of the Offered Securities at an Offer Price of at least 85% of the initial Offer Price within such 90-day period, the provisions of this Section 3 shall again apply, and no sale of Securities held by the Selling Stockholder shall be made otherwise than in accordance with the terms of this Agreement. If a proposed Transfer is initiated but not completed, the Stockholder initiating such Transfer shall only be entitled to initiate another Transfer of Securities subject to this Section 3 after the expiration of the applicable 90-day period.

          3.4  Closing.  The closing of purchases of Offered Securities pursuant
               -------
to this Section 3 shall take place within 45 days after the date of the Notice of Offer at 11:00 A.M. local time at the principal offices of the Company, or at such other date, time or place as the parties to the sale may agree. At such closing, the Selling Stockholder(s) shall sell, transfer and deliver to purchasing Stockholders full right, title and interest in and to the Offered Securities (including Senior Subordinated Debt, if applicable) so purchased, free and clear of all liens, security interests or adverse claims of any kind and nature (except as otherwise set forth in the Certificate and this Agreement), and shall deliver to the purchasing Stockholders a certificate or certificates representing the Offered Securities (including Senior Subordinated Debt, if applicable) sold, in each case duly endorsed for transfer or accompanied by appropriate stock transfer powers duly endorsed with signatures guaranteed by a commercial bank, trust company or registered broker dealer. Simultaneously with delivery of such certificates, the purchasing Stockholders shall deliver to the Selling Stockholder(s), by wire transfer of immediately available funds to such bank and account as the Selling Stockholder(s) shall designate, a cash amount equal to the product of the Offer Price and the number of Offered Securities (including Senior Subordinated Debt, if applicable) being acquired by such purchaser, in full payment of the purchase price of the Offered Securities purchased. If any of the purchasing Stockholders fail to close the purchase within 45 days after the date of the Notice of Offer (other than due to the Selling Stockholder's inability to timely close), then the Selling Stockholder shall be free to Transfer, to any person at any time and upon the same or different terms, all or any portion of the Offered Securities proposed to be Transferred and not so purchased, without compliance with any of the provisions of this Section 3; provided that the eventual transferee executes a signature page to this Agreement and thereby becomes bound by the provisions hereof.

               3.5.  TPG Stockholders.  The provisions of this Section 3 shall
                     ----------------
not apply to Transfers by the TPG Stockholders.

               3.6  Purchasers.  The provisions of this Section 3 shall not
                    ----------
apply to Transfers by the Purchasers after January 16, 1999.

          4.   Registration Rights.
               -------------------

               4.1  Requested Registration.  If, (x) following the 180 days
                    ----------------------
after the closing of a Qualified IPO, the Company receives from either the Silverado Initiating Holders or the TPG Initiating Holders a written request that the Company effect a registration under the Securities Act (provided that as to the Silverado Initiating Holders there shall be no more than one such registration statement in any one year) or (y) at any time after the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Company receives from the New York Life Initiating Holders or the Crescent Initiating Holders a written request to effect a registration under the Securities Act, the Company will:

               (a) promptly give written notice of the proposed registration to all other Holders; and

               (b) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company provided that (x) the New York Life Initiating Holders and the Crescent Initiating Holders are each entitled to two registrations pursuant to this
Section 4.1, no more than one of which may be effected in any given 12-month period; and (y) that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this
Section 4.1:

                    (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) During the period of 180 days following the effective date of the registration statement pertaining to a registered public offering of securities of the Company for cash for its own account (other than a registration relating solely to a Commission Rule 145 transaction or a registration relating solely to employee benefit plans); or

                    (iii) With respect to the Silverado Initiating Holders, after the Company has effected two registrations on behalf of the
          Silverado Initiating   Holders requesting registration pursuant to
          this Section 4.1 and such registrations have been declared effective, with respect to the New York Life Initiating Holders, after the Company has effected two registrations on behalf of the New York Life Initiating Holders requesting registrations pursuant to Section 4.1 and such registrations have been declared effective (subject to paragraph (f)), and, with respect to the Crescent Initiating Holders, after the Company has effected two registrations on behalf of the Crescent Initiating Holders requesting registrations pursuant to
          Section 4.1 and such registrations have been declared effective (subject to paragraph (f)).

          Subject to the foregoing clauses (i) through (iii) and to Section 4.1(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, and in no event later than 90 days after receipt of such request.

                (c) Underwriting.  If the Silverado Initiating Holders, the TPG
                    ------------
Initiating Holders, the New York life Initiating

Holders or the Crescent Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4.1 and the Company shall include such information in the written notice referred to in Section 4.1(a). The right of each Holder to registration pursuant to Section
4.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, as the case may be; however, such selection shall be subject to the approval of the Company, in its sole and absolute discretion. Notwithstanding any other provision of this Section 4.1, if the Company and the underwriter or underwriters determine that marketing factors require the number of shares to be underwritten to be reduced and so advise the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, as the case may be, in writing, then the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, as the case may be, shall so advise all Holders who have indicated to the Company that they intend to participate in such underwriting and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

                    (i) Registrable Securities shares held by any person who is not a Silverado Stockholder, in the case of a registration requested by the Silverado Initiating Holders, who is not a New York Life Initiating Holder or a permitted transferee thereof, in the case of a registration requested by the New York Life Initiating Holders or who is not a Crescent Initiating Holder or a permitted transferee thereof, in the case of a registration requested by the Crescent Initiating Holders, shall first be excluded on a pro rata basis on the basis of the number of Registrable Securities requested to be included by such Holders;

                    (ii) if further reductions are required, Registered Securities held by the Silverado Stockholders in the case of a registration requested by the Silverado Initiating Holders or held by all Holders in the case of a registration requested by the TPG Initiating Holders or held by the New York Life Initiating Holders in the case of a registration requested by the New York Life Initiating Holders or held by the Crescent Initiating Holders in the case of a registration requested by the Crescent Initiating Holders shall be excluded in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included by such Holders.

          In the event any Stockholder other than TPG (excluding for this purpose, Wine World Equity Partners, L.P., a Delaware limited partnership) is excluded as a result of the foregoing provisions from a registration (other than a registration requested by the New York Life Initiating Holders or the Crescent Initiating Holders), then such Stockholder shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters' over-allotment option.

          No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

          If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, as the case may be. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

          If the underwriter or underwriters have not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter or underwriters so agree and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

               (d)  Delay of Registration. If the Company shall furnish to the
                    ---------------------
Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders a certificate signed by the President of the Company stating that, in the good faith discretion of the Board of Directors of the Company, it would not be in the best interest of the Company for such registration statement to be filed on or before the date filing would be required then the Company may defer the filing of the registration statement for a period or periods not in excess of an aggregate of 90 days, such right to delay a request to be exercised by the Company not more than once in any calendar year.

               (e)  Shelf Registration. (i) If any registration pursuant to this
                    ------------------
Section 4.1 is requested by the Purchaser Initiating Holders to be a shelf registration pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), the Company shall, within 90 days use all reasonable efforts to file pursuant to Rule 415 under the Securities Act, a shelf registration statement (a "Shelf Registration Statement") relating to the Purchaser Registrable Securities requested to be so registered. The Company shall keep such Shelf Registration Statement continuously effective for a period of 90 days following the date on which the Commission declares such Shelf Registration Statement effective under the Securities Act (subject to the extension pursuant to Section 4.9 hereof), or such shorter period ending when all the Purchaser Registrable Securities covered by such Shelf Registration Statement have been sold.

                    (ii) Upon the occurrence of any event that would cause the Shelf Registration Statement (A) to contain an untrue or alleged untrue statement of material fact, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) not to be effective and usable for resale of Purchaser Registrable Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to the Shelf Registration Statement, in the case of clause (A), to correct any such misstatement or omission and, in the case of either clause (A) or (B), use all reasonable efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

               (f)  Effective Registration Statement.  A registration requested
                    --------------------------------
pursuant to this Section 4.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided, however, that if such registration statement does not become effective after the Company has filed it solely by reason of the refusal to proceed by the Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders, as the case may be, shall have elected to pay all Registration Expenses referred to in Section 4.4 hereof in connection with such registration, (ii) if, after the registration statement that relates to such registration has become effective, such registration statement becomes subject to any stop order, injunction or any order or requirement of the Commission or other governmental agency or court for any reason and such order, injunction or requirement is not promptly withdrawn or lifted, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Holders.

               4.2  Form S-3.  After the Company has qualified for the use of
                    --------
Form S-3, the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders and the Crescent Initiating Holders each shall have the right to registrations on Form S-3 (but not more than one registration in any twelve (12) month period shall be requested by each of the Silverado Initiating Holders, the TPG Initiating Holders, the New York Life Initiating Holders or the Crescent Initiating Holders) under this Section 4.2 (requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders); provided, however, that the Company shall not be required to effect a registration pursuant to this Section 4.2 unless (a) the Holder or Holders requesting registration propose to dispose of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $5,000,000 and (b) such Holder or Holders are not entitled to sell all of their shares within a three-month period under Rule 144.

          The Company shall give notice to all Holders of Registrable Securities and all other Holders of the receipt of a request for registration pursuant to this Section 4.2 and shall provide a reasonable opportunity for all Holders and all other Holders to participate in the registration. Subject to the foregoing, the Company will use all reasonable efforts to effect promptly the registration of all Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition.

          4.3  Company Registration.
               --------------------

          (a)  Notice of Registration.  If at any time or from time to time, the
               ----------------------
Company shall determine to register any of its Common Stock (including in a Qualified IPO), for its own account or for the account of others, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to (A) each Holder and (B) those other stockholders of the Company who have "piggyback" registration rights ("Other Holders") written notice thereof; and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests by any Holder or Holders, and all shares of Common Stock specified in a written request or requests by the Other Holders, provided such written requests are received by the Company within 20 days following receipt by such Holders and the Other Holders of such notice from the Company.

               (b) Underwriting.  If the registration of which the Company gives
                   ------------
notice is for a registered public offering involving a firm commitment underwriting, the Company shall so advise the Holders and the Other Holders as a part of the written notice given pursuant to Section 4.3(a)(i). In such event, the right of any Holder and the Other Holders to registration pursuant to this
Section 4.3 shall be conditioned upon such Holder's and the Other Holders' participation in such underwriting and the inclusion of such Holder's Registrable Securities and such Other Holders' Common Stock in the underwriting to the extent provided herein. All Holders and Other Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.3, if the Company and the underwriter or underwriters determine that marketing factors require limitation of the number of shares to be underwritten, the underwriter may exclude from such underwriting all or some of the shares proposed for registration on the following basis:

                    (i) shares held by any person who does not have contractual rights to cause the Company to register such shares shall first be excluded;

                    (ii) if further reductions are required, any shares held by the Other Holders will next be excluded, such reductions to be allocated as nearly as practicable among each such Other Holder in the proportion that the number of shares of Common Stock (on a fully converted basis) held by such Other Holder bears to the total number of shares of Common Stock (on a fully converted basis) held by all Other Holders seeking to register their shares; and

                    (iii) if further reductions are required, Registrable Securities and any shares held by the Holders will next be excluded, such reductions to be allocated pro rata among such Holders based upon the number of shares of Common Stock requested to be included by each such Holder.

          In the event any Stockholder other than the TPG Initiating Holders is excluded as a result of the foregoing provisions from a registration (other than a registration requested by the New York Life Initiating Holders or the Crescent Initiating Holders), then such Stockholder shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters' over-allotment option.

          Except as provided in the last sentence of this paragraph, no shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares a greater number of shares may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders and Other Holders who have included shares in the registration the right to include additional shares in the same proportion used above in determining the underwriter limitation.

               4.4  Expenses of Registration. All Registration Expenses incurred
                    ------------------------
in connection with one registration per year pursuant to Section 4.1 requested by the Silverado Initiating Holders and one registration per year requested by the TPG Initiating Holders and all Registration Expenses incurred in connection with a registration pursuant to Section 4.2 or Section 4.3 (and pursuant to Section 4.1 with respect to registrations requested by the New York Life Initiating Holders and the Crescent Initiating Holders), including the reasonable fees and expenses of one counsel for the Silverado Stockholders, the TPG Stockholders and/or the New York Life Initiating Holders and the

Crescent Initiating Holders, collectively shall be borne by the Company; and all Selling Expenses shall be borne by the Holders of the Registrable Securities so registered pro-rata on the basis of the number of shares so registered.

               4.5  Registration Procedures. Whenever the Company is required to
                    -----------------------
register Registrable Securities pursuant to Sections 4.1, 4.2 or 4.3 hereof, the Company will use all reasonable efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the Commission as soon as practicable a registration statement with respect to such Registrable Securities as prescribed by Section 4 on a form available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof and use all reasonable efforts to cause each such registration statement to become and remain effective; provided, however; that before filing a registration statement, the Company will furnish the Holders of Registrable Securities covered by such registration statement, the underwriters, if any, and any attorney, accountant or other agent required by any such Holders of Registrable Securities or underwriters (a) copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders, their counsel and underwriters, if any, and (ii) if requested, financial and other information required by the Commission to be included in such registration statement and all financial and other records, pertinent corporate documents and properties of the Company customarily reviewed in connection with an underwritten registration; and shall cause the officers, directors and employees of the Company, counsel to the Company and independent certified public accountants to Company, to respond to such inquiries and supply all information, as shall be necessary, in the opinion of respective counsel to such Holders and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act, and will not file any registration statement to which the Holders of at least a majority of the

Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object;

          (b) prepare and file with the Commission such amendments, post-effective amendments and prospectus supplements to such registration statement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (i) the period provided in Section 4.1 hereof (as such period may be extended pursuant to Section 4.9 hereof) or (ii) such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that the Company shall be deemed not to have used all reasonable efforts to keep a registration statement effective during the applicable period if it voluntarily takes any action that results in the selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period;

          (c) furnish to each Holder of Registrable Securities covered by a registration statement and to each underwriter; if any, such number of copies of such registration statement, each amendment and post-effective amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus and any supplement to such prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or to be disposed of by such underwriter (the Company hereby consenting to the use, in accordance with all applicable laws, of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

          (d) use all reasonable efforts to register or qualify and, if applicable, to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the securities to be included in a registration statement for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or managing underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered by the applicable registration statement, provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process in any such jurisdiction;

          (e) cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use all reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (f) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Securities not later than the effective date of such registration statement;

          (g) comply with all applicable rules and regulations of the Commission and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts under written offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a registration statement, which earnings statement shall cover said 12-month period;

          (h) permit any Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

          (i) use all reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement or suspending the qualification (or exemption from qualification) of any of the securities included therein for sale in any jurisdiction, and, in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use all reasonable efforts promptly to obtain the withdrawal of such order at the earliest possible moment;

          (j) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the selling Holders of Registrable Securities) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), addressed to each of the underwriters, if any, and each selling Holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Securities being sold may reasonably request;

          (k) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Holders of a majority of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the registration statement and such other matters as may be requested by the underwriters, if any;

          (l) promptly (but in any event, within two business days) notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, and confirm such notice in writing:

               (i) when a prospectus or any supplement or post-effective amendment to such prospectus has been filed, and, with respect to a registration statement or any post-effective amendment thereto, when the same has become effective;

               (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose;

               (iv) if at any time the representations and warranties of the Company contemplated by clause (i) of paragraph (q) below cease to be true and correct in any material respect,

               (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a registration statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose;

               (vi) of the happening of any event that makes any statement made in such registration statement untrue in any material respect or that requires the making of any changes in such registration statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading; and

               (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

          (m) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment and information as the managing underwriters, if any and the Holders of a majority of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

          (n) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the registration statement;

          (o) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing in the Registrable Securities not bearing any restrictive legends and in a form eligible for deposit with The Depository Trust Company to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holder of Registrable Securities may request at least three business days prior to any sale of Registrable Securities to the underwriters;

          (p) as promptly as practicable upon the occurrence of any event contemplated by clause (l)(vi) above, prepare a supplement or post-effective amendment to the registration statement, or file any other required documents so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the prospectus will not contain an untrue statement of a material fact or an omission to state a material fact to be required to be stated in a registration statement or prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (q) enter into such agreements (including underwriting agreements in customary form, scope and substance) and take all such other actions in connection therewith as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

               (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and the registration statement, in form, substance and scope as are customary made by issuers to underwriters in underwritten offerings and confirm the same, if and when requested;

               (ii) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures substantially similar to ( and use all reasonable efforts to assure that such provisions are no less favorable to the selling Holders of Registrable Securities than) those contained in Section 4.6 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

                    (iii) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and managing underwriters, if any, to evidence compliance with clause
     (i) above and with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company;

          The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Securities being sold.

               (r) cooperate with each seller of Registrable Securities covered by any registration statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

               (s) use all reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the registration statement contemplated hereby.

          Each Holder agrees by the acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 4.5(l)(ii), 4.5(l)(iii), 4.5(l)(v), 4.5(l)(vi), or 4.5(l)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement until such Holder's receipt of the copies of the supplemented or amended registration statement contemplated by Section 4.5(p), or until it is advised in writing (the "Advice") by the Company that the use of applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in
Section 4.1 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement receives (x) the copies of the supplemented or amended prospectus contemplated by Section 4.5(p) hereof or (y) the Advice, as the case may be.

               4.6  Indemnification and Contribution.
                    --------------------------------

               (a)  Company Indemnification.  The Company will indemnify, to the
                    -----------------------
fullest extent permitted by law, each Holder (which term, for purposes of this Section 4.6, shall be deemed to include Other Holders who include shares in a registration), its Affiliates, each of its and its Affiliates' officers, directors, employees, counsel, agents, representatives and partners, and each person controlling within the meaning of Section 15 of the Securities Act or
Section 20 the Exchange Act, such Holder or its Affiliates, participating in any registration, qualification, or compliance effected pursuant to this Section 4 with respect to Registrable Securities held by such Holder, each person controlling the Company who is not participating in such registration, qualification or compliance and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages, costs (including, without limitation, costs of investigation and reasonable attorneys' fees and disbursements, expenses and liabilities (or actions in respect thereof collectively "Losses"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state, or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its Affiliates and its and its Affiliates' officers, directors, employees, counsel, agents, representatives and partners, and each person controlling such Holder or its Affiliates, each such person controlling the Company who is not participating in such registration, qualification or compliance, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any Losses, as incurred, provided that the Company will not be liable to such Holder in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company expressly for use in the registration statement by such Holder.

          (b)  Holder Indemnification.  Each Holder will, if Registrable
               ----------------------
Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, each other Holder and each Other Holder, and each of its officers, directors, and partners and each person controlling such other Holder or Other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) by such Holder of a material fact contained in any such registration statement, prospectus by such Holder, offering circular, or other similar document, or any omission (or alleged omission) by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company expressly for use in the registration statement by such Holder, or (ii) any violation by such Holder, in connection with a non-underwritten offering, of any federal, state, or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such other Holders, such directors, officers, persons, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds (net of payment of all expenses) received by such Holder in such offering.

     (c)   Notice of Actions.  Each party entitled to indemnification under
           -----------------
this Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense (including the payment of all fees and expenses incurred in connection thereof) of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Each Indemnified Party shall have the right to employ separate counsel in such defense but the fees and expenses of such counsel shall be at the expense of each such Indemnified Party unless the representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest or if the Indemnifying Party fails to promptly assume the defense. No Indemnified Party shall be liable for any settlement effected without its written consent. Each Indemnifying Party agrees, jointly and severally, that it will not, without the Indemnified Party's prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the Indemnified Party, of the Indemnified Party from all liability and obligation arising therefrom.

     The Indemnifying Party's liability to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

     The Indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party, and will survive the Transfer of Registrable Securities. The failure of any Indemnified Party or Parties to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 4.6 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d)   Contribution.  If the indemnification provided for in this Section
           ------------
4.6 is unavailable or insufficient to hold harmless an Indemnified Party under
Section 4.5(a) or (b) above, then each Indemnifying Party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.6(a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other from the offering of the Shares and the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 4.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 4.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject of this Section 4.6(d). Notwithstanding the provisions of this Section 4.6(d), no Holder shall be required to contribute any amount in excess of the proceeds (net of payment of all expenses) received by such Holder in the registration. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 4.6(d) to contribute are several in proportion to the number of Registrable Securities sold by each Holder participating in a registration and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 4.6(c) hereof). The indemnity and contribution agreements contained in this Section 4.6 are in addition to any indemnity that the Indemnifying Parties may have to the Indemnified Parties.

     4.7   Information by Holder.  Each Holder of Registrable Securities
           ---------------------
included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 4.

     4.8   Rule 144 Reporting.  With a view to making available the benefits
           ------------------
of certain rules and regulations of the Commission that may at any time permit the sale of shares of

Common Stock to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a)   Use its best efforts to facilitate the sale of shares of Common
Stock to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act or the Exchange Act at any time prior to the Company's being otherwise required to file such reports;

     (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

     (d) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available the information required to be provided by Rule 144A(d)(4);

     (e) So long as a Holder owns any shares of Common Stock which constitute restricted securities under Rule 144 to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     4.9   "Market Stand-off" Agreement.  Each Holder and the Company agree
            ---------------------------
not to sell or otherwise transfer or dispose of any Common Stock or other securities of the Company (other than in a private transaction) held by it during a period of 180 days (or such shorter period as the Company and the underwriters may agree upon in connection with a Qualified IPO) following the effective date of a registration statement of the Company filed under the Securities Act in connection with a Qualified IPO. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period. If a request is made pursuant to this Section 4.9, then the time period during which a Shelf Registration is required to remain continuously effective for Holders of Purchaser Registrable Securities pursuant to the terms of this Agreement shall be extended for 97 days.

     4.10  Transfer of Registration Rights.  Subject to compliance with
           -------------------------------
Sections 2 and 3 hereof, the rights granted under this Section 4 may be assigned or otherwise conveyed in whole or in part by any Holder of Registrable Securities to any transferee; provided that in each case the Company is given written notice of the transfer, stating the name and address of said transferee and said transferee's agreement to be bound by the provisions of this Agreement; provided however, that any Holder of Registrable Securities may transfer to any partner or retired partner of the Holder, or to any parent, subsidiary or other person or entity which is an Affiliate of the Holder, the rights granted under this Section 4, so long as the Company is given written notice of such transferee's agreement to be bound by the provisions of this Agreement, without meeting the other conditions set forth in this Section 4.10.

     4.11  Certain Limitations in Connection with Future Grants of
           ------------------------------------------------------
Registration Rights.  From and after the date of this Agreement, the Company
-------------------
shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement:

     (a)   includes the equivalent of Section 4.9 as a term; and

     (b)   contains provisions substantially similar to those contained in
Section 4.3(b) with respect to the allocation of Registrable Securities to be included in an underwritten public offering if marketing factors require a limitation on the number of such securities to be included.

  Notwithstanding the foregoing, from and after the date of this Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any person or persons providing for the granting to such holder of registration rights superior to those granted to Holders pursuant to Section 4.1,4.2 or 4.3.

     4.12  Covenants of Holders.  (a)  In the event any shares of Common Stock
           --------------------
are offered or sold by any Holder in a registration, each such Holder will: (i) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or before the respective dates thereof; (ii) not effect any stabilization activity in connection with the Company's Common Stock; (iii) not bid for or purchase, for any account in which it has a beneficial interest, any Common Stock other than in transactions permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable); and
(iv) not, until it has sold all of such shares of Common Stock, attempt to induce any person to purchase any Common Stock other than in transactions permitted pursuant to Rule 10b-6.

     (b) Each Holder shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Registrable Securities on the basis provided in any underwriting arrangements satisfactory to such Holder entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings (and the Company shall use all reasonable efforts to assure that such agreements and documents contain provisions that are no event less favorable to such Holder than the indemnities provided herein).

     5.    Board of Directors.
           ------------------

           5.1.  Voting for the Election of Directors.  Each of the Stockholders
                 ------------------------------------
agrees on behalf of itself and any person to whom it Transfers any shares of Common Stock (other than transferees of Securities owned by the Purchasers), during the term of this Agreement and any extensions thereof, to hold all of the shares of Common Stock registered in their respective names (and any securities of the Company issued with respect to, or in exchange or substitution therefor or upon conversion thereof) subject to, and to vote such Common Stock in accordance with, the provisions of this Agreement in connection with the election of directors.

           5.2.  Election Of Directors.  The Certificate or Bylaws will provide
                 ---------------------
for a 15 member Board of Directors. The members of the Company's Board of Directors shall be nominated, elected, removed, and replaced in the following manner:

           (a)   Selection.  Four directors shall be selected by a majority of
                 ---------
the Silverado Stockholders so long as they hold any shares of Common Stock (the "Silverado Directors"). Eight directors shall be selected by a majority of the TPG Stockholders so long as the TPG Stockholders hold any shares of Common Stock (the "TPG Directors"). One director shall be the then current Chief Executive Officer of the Company. Two directors shall be persons who are not Silverado Stockholders or Affiliates of Silverado Stockholders ("Independent Directors"). The Independent Directors shall be selected by the Silverado Stockholders, subject to the consent of the TPG Stockholders, whose consent shall not be unreasonably withheld.

           (b)   Election.  Each of the Stockholders (other than transferees of
                 --------
Securities owned by the Purchasers) hereby agrees that such person or entity will vote his or her shares of Common Stock of the Company to elect those directors selected according to (a) above.

           (c)   Removal And Replacement.  Each of the Silverado Stockholders
                 -----------------------
and the TPG Stockholders hereby agrees that, absent the consent from the other, such person or entity will not vote its shares of Common Stock of the Company for the removal, without cause, of a director nominated by the other. In the case of the removal of a director nominated by the Silverado

Stockholders, each of the TPG Stockholders hereby agrees that such person or entity will vote its shares of Common Stock of the Company to replace such removed director only with the consent of the Silverado Stockholders. Further, in the case of the removal of a director nominated by the TPG Stockholders, each of the Silverado Stockholders hereby agrees that such person or entity will vote its shares of Common Stock to replace such removed director only with the consent of the TPG Stockholders.

           (d) The parties agree that any director serving pursuant to the terms of this Section 5 shall be entitled to continue to serve as a director on a board on which he or she is now serving, including the boards of other wineries (provided such other wineries are disclosed in writing to the Company in connection with the execution of this Agreement). However, no director serving pursuant to the terms of this Section 5 shall join the board of another winery or corporation whose operations are related to the wine industry without the approval of a majority of the directors of the Company.

     6.    Voting Agreement and Bring-Along Rights.
           ---------------------------------------

           6.1   Bring-Along Rights.
                 ------------------

           (a)   The Rights.  In the event of a Change of Control Transaction
                 ----------
approved by the Board, then (following transmittal of a notice to be provided by the Company to the Stockholders no less than 20 days before the consummation of the Change of Control Transaction) subject to the provisions of this Section 6, all Stockholders shall cooperate in, and shall take all actions which TPG and the Company deem reasonably necessary or desirable to consummate the Change of Control Transaction, including, without limitation, (i) entering into agreements with third parties on terms substantially identical or more favorable to such Stockholders than those applicable to TPG (which agreements may require a stockholder to sell all of his, her or its Securities and may, subject to the provisions of this Section 6, require representations, indemnities, holdbacks, and escrows), and (ii) obtaining all governmental consents and approvals reasonably necessary or desirable to consummate such Change of Control Transaction (to the extent such consents and approvals may be obtained without any significant expense by the Stockholder, unless such expenses are reimbursed by the Company).

           (b)   Conditions to Rights.  The obligations of the Stockholders
                 --------------------
pursuant to this Section 6.1 are subject to the satisfaction of the following conditions, unless such conditions are waived in writing by a particular Stockholder only with respect to such Stockholder:

                 (i) Subject to clause (ii), upon the consummation of the Change of Control Transaction, all of the holders of Preferred Stock or Common Stock will receive the same form and amount of consideration per share of Preferred Stock and Common Stock, respectively, or if any holders of Preferred Stock or Common Stock are given an option as to the form and amount of consideration to be received, all holders will be given the same option.

                 (ii) The Purchasers shall not be required to accept consideration in a Change of Control Transaction in which the rights set forth in this Section 6 are exercised other than for cash or equity securities registered under the Exchange Act and listed the New York or American Stock Exchange or the NASDAQ National Market ("Public Securities"). A Change of Control Transaction involving consideration other than cash or Public Securities may be effected and the rights provided in this Section 6 may be exercised if the Purchasers receive consideration consisting solely of cash and Public Securities in respect of their Securities, with the value of the consideration receivable in such a Transaction determined in the manner described below. The value shall initially be determined in good faith by the Board of Directors of the Company and the Company shall provide written notice thereof to the Stockholders. If no objection is made within 10 days, the value determined by the Board of Directors shall be final and binding on the parties. If either New York Life or the holders of a majority of the Securities purchased by Crescent object in writing to such valuation within 10 days after receipt of notice from the Company, the Company shall select an independent financial appraiser, Purchasers holding a majority of the Securities then held by the Purchasers shall select an independent financial appraiser, and the two financial appraisers shall select a third independent financial appraiser to determine value. The cost and expense of the appraisers shall be paid by the Company.

                 (iii) No Stockholder shall be obligated to pay more than his, her or its pro-rata share of reasonable expenses incurred in connection with a consummated Change of Control Transaction to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party (costs incurred by or on behalf of a Stockholder for his, her or its sole benefit will not be considered costs of the transaction hereunder).

                 (iv) The only representation and warranty or covenant which the Purchasers shall be required to make in connection with the Change of Control Transaction is a representation and warranty with respect to its own ownership of the Securities to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims; the liability the Purchasers with respect to any representation and warranty made in connection with a Change of Control Transaction shall be several and not joint with any other person; such liability shall be limited to the amount of proceeds actually received by such Purchaser in the Change of Control Transaction, and no Purchaser shall be required to provide any indemnification or escrow (other than a pro rata share of any escrow provided by all Stockholders) to anyone in connection with the Change of Control Transaction, other than with respect to the representations, warranties and covenants made by such Purchaser in connection with the Change of Control Transaction; provided, however, that a Purchaser shall not be obligated to participate in a Change of Control Transaction unless such Purchaser is provided an opinion of counsel to the effect that the sale in connection with such Change of Control Transaction is not in violation of the registration or qualification requirements of federal or applicable state securities laws, or, if such Purchaser is not provided with such an opinion, the Company shall indemnify the Purchaser for any violation.

           (c)   Appointment of Purchaser Representative. If TPG enters into any
                 ---------------------------------------
negotiation with respect to a Change of Control Transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) may be available, each Stockholder who is not an accredited investor (as such term is defined in Rule 501 under the Securities Act) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Company.

           6.2   Voting.  Section 6.1 provides that, in certain circumstances,
                 ------
the Stockholders must sell the Securities owned by them in connection with a Change of Control Transaction. In order to implement the provisions of Section 6.1, each of the Stockholders by executing this Agreement hereby agrees to vote or to execute and deliver written consents in respect of all Securities now owned or hereafter registered in his or her name in connection with the approval of a Change of Control Transaction. Each of the Stockholders affirms that his or her agreement to vote for approval of a Change of Control Transaction is given as a condition of this Agreement, the Subscription Agreement and the Securities Purchase Agreements and as such is coupled with an interest and is irrevocable. This voting agreement of the Stockholders shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the Securities that is required to become a party to this Agreement. This voting agreement shall remain in full force and effect until the termination of this Agreement. It is understood that this voting agreement relates solely to a Change of Control Transaction and does not constitute the agreement to vote or consent as to any other matters.

           6.3   Silverado Rights.  Notwithstanding the provisions of Section
                 ----------------
6.1, if a Change of Control Transaction occurs on or before January 16, 1999 and the Silverado Stockholders do not receive, in connection therewith (together with any prior amounts distributed to the Silverado Stockholders) cash, securities or other property with a fair market value (as determined in good faith by the Board) of at least $3.5 million plus an amount equal to 10% per annum (not compounded) from January 16, 1996 to the proposed closing date of the Change of Control Transaction, then the Silverado Stockholders collectively shall have the option (the "Bring-Along Option") to purchase for cash ( and all Stockholders shall be required to sell for cash) all but not less than all Securities owned by the other Stockholders at the valuation proposed in the Change of Control Transaction, subject to the satisfaction of the conditions in 6.1(b) and, to the extent more favorable to the other Stockholders, the last sentence of this Section 6.3. The Silverado Stockholders may exercise the Bring-Along Option by written notice to the other Stockholders not later than 15 days following receipt of the notice of the Change of Control Transaction required in
Section 6.1 hereof. The closing of the

Bring-Along Option shall take place within 45 days after the notice of exercise of the Bring-Along Option. No representations, warranties or other indemnities or escrows shall be required in connection with the exercise of the Bring-Along Option.

           6.4   Termination of Rights.  The provisions of this Section 6 shall
                 ---------------------
terminate and cease to be of any further force and effect following the consummation of a Change of Control Transaction.

     7.    Tag-Along Rights.
           ----------------

           7.1   The Tag-Along Rights Notice.  If TPG or TPGI (a "Selling
                 ---------------------------
Stockholder") negotiates or receives and elects to accept one or more bona fide offers to purchase shares of Preferred Stock or shares of Common Stock (a "Purchase Offer"), such Selling Stockholder, subject to other restrictions contained herein, shall promptly notify in writing the other Stockholders (the "Participating Stockholders") and the Company of the terms and conditions of such Purchase Offer and the number of Securities proposed for sale pursuant to the Purchase Offer (the "Tag-Along Rights Notice") and must include therewith a copy of drafts of all materials relating to the Purchase Offer.

           7.2   The Rights.  The Participating Stockholders shall have the
                 ----------
right, exercisable upon written notice to the Selling Stockholder within 20 days after the date of the Tag-Along Rights Notice, to participate in accordance with the terms and conditions set forth below in the Selling Stockholder's sale of Debt, Preferred Stock or Common Stock pursuant to the specified terms and conditions of such Purchase Offer. To the extent the Participating Stockholder exercises such right of participation, the number of shares of Preferred Stock or Common Stock that the Selling Stockholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation shall be subject to the following terms and conditions:

           (a) Participation shall be limited to similar securities. If a Selling Stockholder is selling Preferred Stock a Participating Stockholder must sell Preferred Stock. If a Selling Stockholder is selling Common Stock a Participating Stockholder must sell Common Stock. If a Selling Stockholder is selling a combination or strip of Securities, a Participating Stockholder to participate must sell the same combination or strip of Securities, to the extent such Participating Stockholder owns Securities of that type; provided that if a Participating Stockholders does not own one or more of the particular Securities being sold by the Selling Stockholder, such Participating Stockholder may participate with respect to the type of Securities it owns.

           (b) Each Participating Stockholder may sell all or any part of that number of Securities being sold owned by such Participating Stockholder that is not in excess of the product obtained by multiplying (i) the number of shares of Preferred Stock and/or Common Stock covered by the Purchase Offer that the Selling Stockholder may sell by (ii) a fraction, the numerator of which is the number of shares of Preferred Stock and/or Common Stock (including Common Stock issuable upon exercise of the Options and Warrants) of the Company at the time owned by that Participating Stockholder, and the denominator of which is the number of shares of Preferred Stock and/or Common Stock of the Company then outstanding (including Common Stock issuable upon exercise of the Options and Warrants). Fractions shall be computed separately for the Preferred Stock and Common Stock.

           (c) Nothing herein shall prevent TPG, a majority of the Securities held by the Silverado Stockholders or a majority of the Securities held by New York Life or a majority of the Securities held by Crescent from waiving their rights under this Section 7.

           7.3   Procedures. (a)  Each Participating Stockholder may effect his,
                 ----------
her or its participation in the sale by delivering to the Selling Stockholder, with a copy to the Company, within the 10-day period specified under Section 7.2 above, for transfer to the maker(s) of the Purchase Offer, one or more certificates or other instruments, properly endorsed for transfer, which shall be accompanied by a written election to participate in the sale with respect to the number of shares of Preferred Stock and/or Common Stock (the "Election Number") and shall represent at least the Election Number of the Securities.

           (b) The certificates and other instruments that the Participating Stockholder delivers pursuant to Section 7.2 above shall be transferred by the Company to the maker(s) of the

Purchase Offer in consummation of the sale of the applicable Securities pursuant to the terms and conditions specified in the Tag-Along Rights Notice to the Participating Stockholder, and the Company shall promptly thereafter remit to such Participating Stockholder that portion of the sale proceeds to which such person is entitled by reason of his participation in such sale and any stock certificates representing any remaining securities not sold in such sale; provided however, that if there is any material change in the terms and conditions of the transaction described in the Tag-along Rights Notice (including, without limitation, any decrease in the purchase price) after a Selling Stockholder makes the election set forth above, then such Selling Stockholder has the right to withdraw from participation in such transaction any or all Preferred Stock and/or Common Stock.

           7.4   Future Rights.  The exercise or non-exercise of the rights of
                 -------------
the Participating Stockholders to participate in one or more sales of Securities made by a Selling Stockholder shall not adversely affect the rights of the Participating Stockholders to participate in subsequent sales by a Selling Stockholder pursuant to this Section 7.

           7.5   Limits and Termination.  The provisions of this Section 7 shall
                 ----------------------
not pertain or apply to: (a) sales by a Selling Stockholder of not more than 5% (when aggregated with all prior sales) of his her, or its Securities; (b) Transfers made in accordance with the provisions of Sections 2.5 and, in the case of Participating Stockholders, Section 7 hereof; (c) sales pursuant to an effective registration statement under the Securities Act; (d) Change of Control Transactions in which the rights provided in Section 6 are exercised; (c) sales by TPG Stockholders pursuant to the TPG Securities Purchase Agreement and the sale by TPG Stockholders of up to an additional $10 million of Preferred Stock and an amount of Common Stock not to exceed $2.0 million, if sold as a strip. The provisions of this Section 7 shall cease to be of any further force and effect upon the closing of a Qualified IPO.

     8.    Other Covenants of Stockholders and the Company.
           -----------------------------------------------

           (a)   Issuance of Additional Shares.  The Company shall require any
                 -----------------------------
person to whom it issues shares of preferred stock or Common Stock to become a party to this Agreement and agree to be bound by all the provisions hereof. The parties hereto agree that any such additional purchaser shall become a party hereto without further consent of the parties by signing this Agreement and being added to the list of parties on Exhibit A hereto.
                          ---------

           (b)   Additional Fee to MAR Enterprises, Inc.  The parties to this
                 ---------------------------------------
Agreement agree that TPG and the Silverado Stockholders will have the right to cause the Company to pay MAR Enterprises, Inc. a fee of up to $2.0 million upon the closing of a Qualified IPO or at such time, as TPG has received, on a cumulative basis, an amount equal to its initial investment in the Company (after the transactions contemplated by the Securities Purchase Agreement) plus an amount in cash equal to the full amount of its dividends on the shares of Preferred Stock.

     9.    Purchase Rights.
           ---------------

           9.1   Right to Purchase New Securities.  The Company hereby grants to
                 --------------------------------
each Stockholder the right to purchase, pro rata, all New Securities (as defined in Section 9.2) which the Company may, from time to time, propose to sell and issue after January 16, 1996 at the price and on the terms on which the Company proposes to sell such New Securities. A Stockholder's pro rata share, for purposes of this Section 9, shall be equal to a fraction (A) the numerator of which is the number of shares of Common Stock (on a fully diluted basis assuming exercise of all outstanding Options and Warrants) held by such Stockholder on the date of the Company's written notice pursuant to Section 9.3 below; and (b) the denominator of which is the number of shares of Common Stock outstanding (on a fully diluted basis assuming exercise of all outstanding Options and Warrants) on such date. The right to purchase New Securities shall be subject to the following additional provisions of this Section 9.

           9.2   Definitions.  "New Securities" shall mean any capital stock
                 -----------
(including Common Stock or Preferred Stock) of the Company whether now authorized or not, and rights, Options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided, however, that the term New Securities shall not include (i) securities issued upon conversion of preferred stock or the Class A Common Stock; (ii) securities issued in connection with the acquisition of another corporation or entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company acquires more than fifty percent (50%) of the voting power or assets of such corporation or entity; (iii) any borrowings, direct or indirect, from depository institutions or leasing companies by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, regardless of whether such borrowings have any equity features, including warrants, options or other rights to purchase capital stock, or are convertible into capital stock of the Company; (iv) Common Stock (including Options to purchase Common Stock), issued to employees, consultants or directors of the Company pursuant to plans or agreements approved by the Board of Directors; (v) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; (vi) securities covered by a registration statement which has been declared effective under the Securities Act; or (vi) securities issued upon exercise of the Options or Warrants.

           9.3   Required Notices.  In the event the Company proposes to
                 ----------------
undertake an issuance of New Securities it shall give each Stockholder written notice, pursuant to the provisions of Section 10.6 hereof, of its intention, describing the type of New Securities, the price, the number of shares and the general terms upon which the Company proposes to issue the same. Each Stockholder shall have thirty (30) days from the date of receipt of any such notice to agree to purchase any or all of such stockholder's pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

           9.4   Company's Right to Sell.  In the event the existing
                 -----------------------
Stockholders fail to exercise the right of first refusal as to all New Securities offered within said thirty (30) day period, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell all such New Securities respecting which the right to purchase provided in Section 9.1 was not exercised, at a price and upon general terms no more favorable in any material respect to the purchasers thereof than specified in the Company's notice. In the event the

Company has not sold within said sixty (60) day period or entered into an agreement to sell all such New Securities within said sixty (60) day period (or sold and issued all such New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Stockholders in the manner provided above.

          9.5  Expiration of Rights.  The rights provided under Section 9 hereof
               --------------------
shall not apply to a Qualified IPO and shall expire on the effective date of a registration statement filed with the Commission in connection with a Qualified IPO (provided, that such right shall be reinstated if equity securities of the Company are not sold pursuant to such registration statement).

          9.6  Assignment.  The rights provided in Section 9 hereof are
               ----------
nonassignable, except that (a) such rights are assignable by each Stockholder to another Stockholder (or to a person who becomes a Stockholder upon Transfer of shares to such person) or to an Affiliate of such Stockholder.

          10.  Miscellaneous.
               -------------

               10.1  Governing Law.  This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the State of Delaware applicable to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware.

               10.2  Certain Adjustments.  In the event of any increase or
                     -------------------
decrease in the number of outstanding shares of the Company resulting from any recapitalization, payment of a Common Stock dividend, stock split, combination of shares, or any other increase or decrease in the number of such outstanding shares effected without the Company's receipt of consideration therefor, any maximum, minimum, or threshold number of shares of Common Stock referred to herein shall be proportionately adjusted to reflect such increase or decrease and any additional securities issued with respect to the Common Stock shall become subject to the terms and conditions of this Agreement.

               The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Preferred Stock or Common Stock, by combination, recapitalization, reclassification, merger, consolidation or otherwise and the term "Preferred Stock" or "Common Stock" shall include all such other securities. In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination or otherwise, the provisions of this Agreement shall be appropriately adjusted.

               10.3  Enforcement.  The parties expressly agree that the
                     -----------
provisions of this Agreement may be specifically enforced against each of the parties hereto in any court of competent jurisdiction.

               10.4  Successors and Assigns.  Except as otherwise provided
                     ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

               10.5  Entire Agreement.  This Agreement, together with the
                     ----------------
Subscription Agreement, the Note Agreement, the Securities Purchase Agreement and the Certificate, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersede all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.

               10.6  Notices, etc.  All notices and other communications
                     ------------
required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, (except with respect to New York Life, where notice shall only be by overnight courier or by hand, messenger or facsimile transmission) or otherwise delivered by hand, messenger or facsimile transmission, addressed: (a) if to a party listed on Exhibit A or a transferee of such party, at such party's address as set forth
---------
on Exhibit A, or at such other address as such party or its transferee shall
   ---------
have furnished to the Company in writing, or (b) if to the Company, at 1000 Pratt Avenue, St. Helena, CA 94574 (telecopy number (707) 963-8560), Attention:
Douglas W. Roberts, with a copy to TPG Partners, L.P., 201 Main Street, Suite 2420, Fort

Worth, Texas 76102 (telecopy number (817) 871-4000), Attention: James J. O'Brien, or at such other address as the Company shall have furnished to the parties listed on Exhibit A in writing.
                  ---------

               Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been given when delivered, if delivered by hand or by messenger (or overnight courier), 24 hours after confirmed receipt if sent by facsimile transmission or at the earlier of its receipt or on the fifth day after mailing, if mailed, as aforesaid.

               10.7  Delays or Omissions.  No delay or omission to exercise any
                     -------------------
right, power or remedy accruing to any party hereto upon any breach or default of the Company under this agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

               10.8  Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               10.9  Severability.  If any provision of this Agreement shall be
                     ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               10.10 Amendments and Waivers.  The provisions of this Agreement
                     ----------------------
may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of at least a majority of the shares held by each of (i) the Silverado Stockholders and other Stockholders excluding the TPG Stockholders, New York Life and Crescent, (ii) the TPG Stockholders, (iii) Crescent and (iv) New York Life.

               10.11 Jurisdiction.  The parties hereto irrevocably submit, in
                     ------------
any legal action or proceeding relating to this Agreement, to the jurisdiction of the courts of the State of Delaware and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum; provided that nothing herein shall prevent any Stockholder from bringing any action in any other jurisdiction, provided, further that the State Treasurer of Michigan as Custodian of various retirement systems shall not be subject to this
Section 10.11.

               10.12 Termination.  The provisions of this Agreement other than
                     -----------
Section 4 and Section 6 shall terminate upon the earlier of (a) the closing of a Qualified IPO or (b) the tenth anniversary of the date of this Agreement. The provisions of Section 4 shall terminate when all the Stockholders may sell Securities owned by them without registration under the Securities Act and the provisions of Section 6 shall terminate upon consummation of a Qualified IPO.

               10.13 Voting Rights.  Whenever this Agreement requires or
                     -------------
permits an action to be taken by the vote or written consent of Stockholders, such vote or written consent shall, in the case of Subordinated Notes, be based on the then outstanding principal amount of the Subordinated Notes, and in the case of shares of Class A Common Stock and/or Class B Common stock, be based on the total voting power rather than the number of shares of Class A Common Stock or Class B Common Stock owned.

          The foregoing Stockholders Rights Agreement and Voting Agreement is hereby executed as of the date first above written.

Beringer Wine Estates Holdings, Inc.,
a Delaware corporation

By: /s/ Richard Ekleberry
   ------------------------------
Name: Richard Ekleberry
     ----------------------------
Title: Vice President
      ---------------------------

Crescent/Mach I Partners, L.P.,
a Delaware limited partnership

By: TCW Asset Management Company, as
    investment manager and attorney-in-fact

By: /s/ Jean-Marc Chapos
   ------------------------------
Name: Jean-Marc Chapos
     ----------------------------
Title: Managing Director
      ---------------------------

New York Life Insurance Company

By: /s/ John E. Schumacher
   ------------------------------
Name: John E. Schumacher
     ----------------------------
Title: Vice President
      ---------------------------

Silverado Equity Partners, L.P.,
a  Delaware limited partnership

By:  Silverado Partners Advisors, Inc.

By: /s/ C. Richard Lemon
   ------------------------------
Name: C. Richard Lemon
     ----------------------------
Title: Vice President
      ---------------------------

State Treasurer of Michigan, Custodian of the Michigan Public School Employees'
Retirement System, State Employees'
Retirement System, Michigan State Police
Retirement System, and Michigan Judges
Retirement System

By: /s/ Paul E. Rice
   ------------------------------
Name:  Paul E. Rice
Title: Administrator, Alternative
Investments Division

TCW/Crescent Mezzanine Partners, L.P.,
a Delaware limited partnership

By: TCW/Crescent Mezzanine L.L.C., its
general partner

By: /s/ Jean-Marc Chapman
   ------------------------------
Name: Jean-Marc Chapman
     ----------------------------
Title: Managing Director
      ---------------------------

TCW/Crescent Mezzanine Trust,
a Delaware business trust

By: TCW/Crescent Mezzanine L.L.C., its
managing owner

By: /s/ Jean-Marc Chapman
   ------------------------------
Name: Jean-Marc Chapman
     ----------------------------
Title: Managing Director
      ---------------------------

TPG Parallel I, L.P.,
a Delaware limited partnership

By: TPG GenPar, L.P.
By: TPG Advisors, Inc.

By: /s/ Richard Ekleberry
   ------------------------------
Name: Richard Ekleberry
     ----------------------------
Title: Vice President
      ---------------------------

TPG Partners, L.P.,
a Delaware limited partnership

By: TPG GenPar, L.P.
By: TPG Advisors, Inc.

By: /s/ Richard Ekleberry
   ------------------------------
Name: Richard Ekleberry
     ----------------------------
Title: Vice President
      ---------------------------

Wine World Equity Partners, L.P., a Delaware limited partnership

By: TPG Partners, L.P.
By: TPG GenPar, L.P.
By: TPG Advisors, Inc.

By: /s/ Richard Ekleberry
   ------------------------------
Name: Richard Ekleberry
     ----------------------------
Title: Vice President
      ---------------------------

/s/ Richard G. Carter
------------------------------
Richard G. Carter

/s/ David I. Freed
------------------------------
David I. Freed

/s/ A. Tor Kenward
------------------------------
A. Tor Kenward

/s/ Walter T. Klenz
------------------------------
Walter T. Klenz

/s/ C. Richard Lemon
------------------------------
C. Richard Lemon

/s/ E. Michael Moone
------------------------------
E. Michael Moone

/s/ Edward G. Sbragia
------------------------------
Edward G. Sbragia

/s/ Robert E. Steinhauer
------------------------------
Robert E. Steinhauer, individually and
as co-trustee of the Robert E.
Steinhauer and Verna Steinhauer 1992
Trust

/s/ Robert E. Steinhauer
------------------------------
Robert E. Steinhauer, as co-trustee of
the Robert E. Steinhauer and Verna
Steinhauer 1992 Trust

/s/ Janelle E. Thompson
------------------------------
Janelle E. Thompson

/s/ George A. Vare
------------------------------
George A. Vare

/s/ Peter A. Arbios
------------------------------
Peter A. Arbios

/s/ James E. Barfield
------------------------------
James E. Barfield

/s/ Maryann Bautovich
------------------------------
Maryann Bautovich

/s/ Jon H. Biane
------------------------------
Jon H. Biane

/s/ David H. Biggar
------------------------------
David H. Biggar

/s/ Stuart H. Bockman
------------------------------
Stuart H. Bockman

/s/ Steven E. Brown
------------------------------
Steven E. Brown

/s/ George Buonaccorsi
------------------------------
George Buonaccorsi

/s/ Mora H. Cronin
------------------------------
Mora H. Cronin

/s/ Carmen A. Castaldi
------------------------------
Carmen A. Castaldi

/s/ Elaine R. Ellis
------------------------------
Elaine R. Ellis

/s/ James E. Frisinger, Jr.
------------------------------
James E. Frisinger, Jr.

/s/ Martin L. Foster
------------------------------
Martin L. Foster

/s/ William M. Foster
------------------------------
William M. Foster

/s/ Gary Jones
------------------------------
Gary Jones

/s/ Edward E. Killian
------------------------------
Edward E. Killian

/s/ Jeffrey D. Marek
------------------------------
Jeffrey D. Marek

/s/ Charles M. Ortman
------------------------------
Charles M. Ortman

/s/ Thomas W. Peterson
------------------------------
Thomas W. Peterson

/s/ Douglas W. Roberts
------------------------------
Douglas W. Roberts

/s/ David J. Schlottman
------------------------------
David J. Schlottman

/s/ Mary Ann Tsai
------------------------------
Mary Ann Tsai

/s/ Douglas A. Walker
------------------------------
Douglas A. Walker

/s/ Eldon R. Wallingford, III
------------------------------
Eldon R. Wallingford, III

                                   EXHIBIT A
                                   ---------

                             LIST OF STOCKHOLDERS

Peter J. Arbios
2439 Shoreline Drive
Napa, California 94558

James Barfield
643 Pratt Avenue
St. Helena, California 94574

Jon H. Biane
721 South Carriage Circle
Anaheim, California 92807

David H. Biggar
Autumn Ridge Road
South Salem, New York 10590

Stuart Bockman
2414 Shoreline Drive
Napa, California 94558

George Buonaccorsi
2505 Rigdon Street
Napa, California 94558

Steven E. Brown
4 Skycrest Way
Napa, California 94558

Richard G. Carter
4046 Sugar Maple Drive
Danville, California 94506

Carmen A. Castaldi
1300 Burnham Lane
Batavia, Illinois 60510

Crescent/Mach I Partners, L.P.
c/o TCW Asset Management Company
11100 Santa Monica Boulevard, 20th Floor
Los Angeles, California 90025

Moraig H. Cronin
1482 Sylvaner Avenue
St. Helena, California 94574

Elaine R. Ellis
1600 King Avenue
Napa, California 94559

Martin Foster
3429 Woodview Drive
Lafayette, California 94549

William M. Foster
5056 India Lake Drive
Acworth, Georgia 30102

David I. Freed
1776 2nd Street
Napa, California 94559

Curtis A. Burr and Mark A. Freed, as Trustees of the Mark A. Freed Irrevocable Trust dated December 15, 1996
c/o Burr, Pilger & Mayer Inc.
600 California Street
San Francisco, California 94111

Curtis A. Burr and Deborah Freed, as Trustees of the Deborah Freed Irrevocable Trust dated December 15, 1996
c/o Burr, Pilger & Mayer Inc.
600 California Street
San Francisco, California 94111

James E. Frisinger, Jr.
2275 Dry Creek Road
Napa, California 94558

Gary Jones
1706 Elk Grove
Richardson, Texas 75081

A. Tor Kenward
1815 Fir Hill Drive
St. Helena, California 94574

Edward E. Killian
11870 Los Amigos Road
Healdsburg, California 95448

Walter T. Klenz
406 St. Andrews Drive
Napa, California 94558-1543

C. Richard Lemon
37 Cove Court
Napa, California 94559

MAR Enterprises, Inc.
37067 Shaker Boulevard
Hunting Valley, Ohio 44022
Attn: Tony Martino

Jeffrey D. Marek
12247 Toluca Drive
San Ramon, California 94583

E. Michael Moone
141 Canyon Court
Napa, California 94558

Moone Family Partnership, L.P.
c/o E. Michael Moone
141 Canyon Court
Napa, California 94558

New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Charles M. Ortman
1737 Sydney Street
San Luis Obispo, Californa 93401

Thomas W. Peterson
5785 St. Helena Road
Santa Rosa, California 95405

Douglas W. Roberts
2457 Vineyard Road
Novato, California 94947-3624

Edward G. Sbragia
430 W. Grant Street
Healdsburg, California 95448

David J. Schlottman
1779 Central Avenue
Napa, California 94558

Silverado Equity Partners, L.P.
c/o Silverado Partners Advisors, Inc.
809 Coombs Street
Napa, California 94559

State Treasurer of Michigan
Treasury Building
430 W. Allegan
Lansing, Michigan 48922
Attn: Thomas L. Hufnagel

Robert E. Steinhauer and Verna Steinhauer, as Trustees of the Robert E. Steinhauer and Verna Steinhauer 1992 Trust
1977 Vineyard Avenue
St. Helena, California 94574-1749

TCW/Crescent Mezzanine Partners, L.P.
c/o TCW/Crescent Mezzanine L.L.C.
11100 Santa Monica Boulevard, 20th Floor
Los Angeles, California 90025

TCW/Crescent Mezzanine Trust
c/o TCW/Crescent Mezzanine L.L.C.
11100 Santa Monica Boulevard, 20th Floor
Los Angeles, California 90025

TPG Parallel I, L.P.
c/o TPG GenPar, L.P.
c/o TPG Advisors, Inc.
201 Main Street, Suite 2420
Fort Worth, Texas 76102

TPG Partners, L.P.
c/o TPG GenPar, L.P.
c/o TPG Advisors, Inc.
201 Main Street, Suite 2420
Fort Worth, Texas 76102

Janelle E. Thompson
3750 Hagen Road
Napa, California 94558

Mary Ann Tsai
21 Forrest Road
Novato, California 94947

George A. Vare
4204 Dry Creek Road
Napa, California 94558

Vare Family Partners, LP
c/o George A. Vare
4204 Dry Creek Road
Napa, California 94558

Douglas A. Walker
4100 Foxridge Way
Napa, California 94558

Eldon R. Wallingford, III
c/o Beringer Wine Estates Holdings, Inc.
1000 Pratt Avenue
St. Helena, California 94574

Wine World Equity Partners, L.P.
c/o TPG Partners, L.P.
c/o TPG GenPar, L.P.
c/o TPG Advisors, Inc.
201 Main Street, Suite 2420
Fort Worth, Texas 76102